UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-02992

Exact name of registrant as specified in charter:	Prudential National Muni Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2016

Date of reporting period:	8/31/2016

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  MUTUAL FUNDS

Prudential National Muni Fund, Inc.

ANNUAL REPORT	AUGUST 31, 2016

To enroll in e-delivery, go to prudentialfunds.com/edelivery

Objective: High level of current income exempt from federal income taxes

Highlights

PRUDENTIAL NATIONAL MUNI FUND, INC.

•

The Fund was overweight longer-term securities relative to the Bloomberg Barclays Municipal Bond Index (the Index), which added to performance as yield differentials between longer-term bonds and intermediate- and shorter-term bonds narrowed. (For a complete list of holdings, refer to the Portfolio of Investments section of this report.)

•	The Fund’s long duration position contributed positively to performance as interest rates fell during the period.

•	Certain defensive positions in hospital bonds detracted from the Fund’s results.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. Prudential Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2016 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential National Muni Fund, Inc. informative and useful. The report covers performance for the 12-month period that ended August 31, 2016.

During the period, equity and fixed income markets achieved positive returns in the US, after a highly volatile and dramatic second quarter. Brexit—the term used to represent Britain’s decision to leave the European Union—triggered a sharp sell-off in global stocks. Initial losses were steep, but positive investor sentiment prevailed as US equities rebounded quickly. European stocks were negatively impacted, while Asian stocks were generally less affected. In the wake of Brexit, US Treasuries experienced a price rally, sending interest rate yields to all-time lows.

While uncertainty lingers over the health of the global economy, the US economy grew, but at a very slow pace. Labor markets turned up sharply in June, after disappointing numbers in May. The Federal Reserve kept rates unchanged at its July meeting but had a hawkish tone, citing strength in consumer spending and a tightening labor market.

Given the volatility in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, and build a diversified plan that’s right for you and make adjustments when necessary.

By having Prudential Investments help you address your goals, you gain the advantage of asset managers that also manage money for many major corporations and pension funds around the world. That means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential National Muni Fund, Inc.

October 14, 2016

Prudential National Muni Fund, Inc.	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 8/31/16
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	7.14	27.09	52.60
Class B	6.79	25.51	48.85
Class C	6.36	22.46	43.28
Class Z	7.41	28.69	56.48
Bloomberg Barclays Municipal Bond Index	6.88	26.43	60.93
Lipper General & Insured Municipal Debt Funds Average	6.95	28.52	51.35

Average Annual Total Returns (With Sales Charges) as of 9/30/16
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	1.65	3.69	3.77
Class B	0.61	4.11	3.93
Class C	4.05	3.75	3.53
Class Z	6.09	4.79	4.45
Bloomberg Barclays Municipal Bond Index	5.58	4.48	4.75
Lipper General & Insured Municipal Debt Funds Average	5.78	4.74	4.08

Average Annual Total Returns (With Sales Charges) as of 8/31/16
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	2.85	4.06	3.89
Class B	1.79	4.48	4.06
Class C	5.36	4.13	3.66
Class Z	7.41	5.17	4.58

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Average Annual Total Returns (Without Sales Charges) as of 8/31/16
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	7.14	4.91	4.32
Class B	6.79	4.65	4.06
Class C	6.36	4.13	3.66
Class Z	7.41	5.17	4.58

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Bloomberg Barclays Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 2006) and the account values at the end of the current fiscal year (August 31, 2016) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Prudential National Muni Fund, Inc.	5

Your Fund’s Performance (continued)

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Z
Maximum initial sales charge	4.00% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5/6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.25%	.50%	1%	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Bloomberg Barclays Municipal Bond Index—The Bloomberg Barclays Municipal Bond Index (the Index) is an unmanaged index of long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.

Lipper General & Insured Municipal Debt Funds Average—The Lipper General & Insured Municipal Debt Funds Average (Lipper Average) is based on the average return of all funds that either invest primarily in municipal debt issues rated in the top four credit ratings or invest primarily in municipal debt issues insured as to timely payment.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

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Credit Quality expressed as a percentage of total investments as of 8/31/16 (%)
AAA	17.2
AA	46.6
A	25.0
BBB	7.9
BB	0.0
B	1.7
CCC	0.9
CC	0.2
C	0.0
Not Rated	0.2
Cash/Cash Equivalents	0.2
Total Investments	100.0

Source: PGIM, Inc.

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), Standard & Poor’s (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

Distributions and Yields as of 8/31/16
	Total Dividends Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	Taxable Equivalent 30-Day Subsidized Yield*** at Federal Tax Rates of		SEC 30-Day Unsubsidized Yield** (%)	Taxable Equivalent 30-Day Unsubsidized Yield*** at Federal Tax Rates of
			39.6%	43.4%		39.6%	43.4%
Class A	0.53	1.01	1.67	1.78	1.01	1.67	1.78
Class B	0.50	0.80	1.32	1.41	0.80	1.32	1.41
Class C	0.42	0.30	0.50	0.53	0.30	0.50	0.53
Class Z	0.57	1.30	2.15	2.30	1.30	2.15	2.30

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements).

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses.

***Some investors may be subject to the federal alternative minimum tax (AMT) and/or state and local taxes. Taxable equivalent yields reflect federal taxes only.

Prudential National Muni Fund, Inc.	7

Strategy and Performance Overview

How did the Fund perform?

The Prudential National Muni Fund, Inc.’s Class A shares returned 7.14% for the 12 months ended August 31, 2016, outperforming the 6.88% return of the Bloomberg Barclays Municipal Bond Index (the Index) and the 6.95% return of the Lipper General & Insured Municipal Debt Funds Average.

What were market conditions?

•	Investment-grade municipal securities generated solid positive returns during the reporting period as yields, which move in the opposite direction of prices, fell as demand outpaced supply.

•	Interest rates declined as the Federal Reserve (the Fed) continued to maintain an accommodative monetary policy amidst modest economic growth.

•	Municipal securities, which were relatively inexpensive compared to US Treasury securities at the beginning of the period, outperformed Treasuries for the period overall.

•

Investment flows turned positive early in the period, with municipal bond mutual funds experiencing 48 consecutive weeks of inflows by the end of August. Municipal bond prices are sensitive to supply and demand dynamics, in that fund inflows or low supply of newly issued bonds tends to increase prices, and fund outflows or high supply of newly issued bonds tends to decrease prices.

•

Investors continued to react to headlines about Puerto Rico, including news of the passage of the Puerto Rico Oversight, Management, and Economic Stability Act (PROMESA). PROMESA established a seven-member federal fiscal control board empowered to provide strong fiscal oversight, among other responsibilities, to Puerto Rico. Despite the passage of PROMESA, Puerto Rico defaulted on July 1st payments of principal and interest on its general obligation bonds.

•

States and localities with large unfunded pension obligations continued to struggle, especially as investment returns came in lower than expected. Unfunded pension obligations remain a key long-term credit concern for certain states and localities.

What worked?

•

The Fund’s overweight versus the Index in longer-term municipal bonds added to relative performance as spreads (the difference in yields) between longer-term municipal bonds and intermediate- and shorter-term bonds narrowed.

•

The Fund’s longer duration compared to the Index bolstered relative results as falling interest rates supported the prices of longer-duration bonds. Duration measures a portfolio’s sensitivity to changes in interest rates.

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•

The Fund benefitted from its overweight relative to the Index in tobacco settlement bonds, which was one of the top-performing sectors during the reporting period. Tobacco bonds are backed by payments from tobacco companies participating in the Master Settlement Agreement.

•	An overweight in Puerto Rico credits contributed positively to the Fund’s relative performance as these bonds rallied following the passage of PROMESA.

What didn’t work?

•

Although the Fund’s overweight versus the Index in hospital bonds added to relative returns, certain holdings with higher coupons and shorter duration hurt performance, largely because of their more defensive nature. Defensive structures tend to underperform when interest rates decline.

•

The Fund’s overweight in pre-refunded bonds, which are widely considered to be the safest of all municipal bonds, detracted from performance as longer-term bonds outperformed shorter-term bonds. A pre-refunded bond is backed by high credit quality collateral, usually ultra-safe Treasury securities.

Did the Fund use derivatives, and how did they affect performance?

The Fund held futures contracts on US Treasuries in order to shorten the portfolio’s duration, which reduced its sensitivity to changes in interest rates. Overall, this strategy had a slightly negative impact on performance during the reporting period.

Current Outlook

•	Prudential Fixed Income expects market volatility to increase as supply and demand conditions weaken early in the fourth quarter before becoming supportive toward the end of 2016.

•

Although positive investment flows supported municipal bond prices during the reporting period, Prudential Fixed Income believes this trend could be negatively affected if interest rates rise in the near term.

•

Given the attractive tax-equivalent yields at the end of the period, any weakness in the market could provide potential buying opportunities. The tax-equivalent yield is the pretax yield that a taxable bond needs to possess for its yield to be equal to that of a tax-free municipal bond.

Prudential National Muni Fund, Inc.	9

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 1, 2016, at the beginning of the period, and held through the six-month period ended August 31, 2016. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your

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Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential National Muni Fund, Inc.		Beginning Account Value March 1, 2016	Ending Account Value August 31, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,035.90	0.83%	$4.25
	Hypothetical	$1,000.00	$1,020.96	0.83%	$4.22
Class B	Actual	$1,000.00	$1,034.60	1.08%	$5.52
	Hypothetical	$1,000.00	$1,019.71	1.08%	$5.48
Class C	Actual	$1,000.00	$1,032.20	1.58%	$8.07
	Hypothetical	$1,000.00	$1,017.19	1.58%	$8.01
Class Z	Actual	$1,000.00	$1,037.20	0.58%	$2.97
	Hypothetical	$1,000.00	$1,022.22	0.58%	$2.95

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for

each	share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184
days	in the six-month period ended August 31, 2016, and divided by the 366 days in the Fund’s fiscal year ended
August	31, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any
underlying	portfolios in which the Fund may invest.

Prudential National Muni Fund, Inc.	11

Fees and Expenses (continued)

The Fund’s annual expense ratios for the 12-month period ended August 31, 2016, are as follows:

Class	Gross Operating Expenses (%)	Net Operating Expenses (%)
A	0.84	0.84
B	1.09	1.09
C	1.59	1.59
Z	0.59	0.59

Net operating expenses shown above reflect fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of August 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS 98.5%

Alabama 0.4%
Jefferson Cnty. Sewer Rev., Sr. Lien, Warrants, Ser. A, AGM	5.000%	10/01/44	500	$583,365
Jefferson Cnty. Sewer Rev., Sr. Lien, Warrants, Ser. A, AGM	5.250	10/01/48	500	588,540
Lower Alabama Gas Dist. Rev., Ser. A	5.000	09/01/46	1,000	1,354,960

				2,526,865

Arizona 3.4%
Arizona Hlth. Facs. Auth. Rev., Banner Hlth., Ser. D	5.500	01/01/38	2,500	2,653,075
Arizona St. Ctfs. Part. Dept. Admin., Ser. A, AGM	5.250	10/01/28	2,000	2,247,840
Phoenix Civic Impt. Corp., Jr. Lien, Ser. A	5.000	07/01/39	5,000	5,538,750
Pima Cnty. Indl. Dev. Auth., Tucson Elec. Pwr.	4.000	09/01/29	2,000	2,210,540
Salt River Proj. Arizona Agric. Impt. & Pwr. Dist. Elec. Sys. Rev., Ser. A	5.000	01/01/39	5,000	5,455,200
Salt Verde Fin. Corp., Sr. Gas Rev., Sr. Bonds	5.000	12/01/32	1,910	2,387,156
Salt Verde Fin. Corp., Sr. Gas Rev., Sr. Bonds	5.000	12/01/37	3,070	3,944,827

				24,437,388

California 14.5%
Anaheim Pub. Fin. Auth. Lease Rev., Sr. Pub. Impvts. Proj., Ser. A, AGM	6.000	09/01/24	5,500	6,915,150
California Cnty. Tob. Secur. Corp., Tob. Conv. Bonds Asset-Bkd., Ser. B	5.100	06/01/28	1,250	1,253,450
California Hlth. Facs. Fin. Auth. Rev., Scripps Hlth., Ser. A	5.000	11/15/36	1,000	1,125,860
California Hlth. Facs. Fin. Auth. Rev., Stanford Healthcare., Ser. A	5.000	08/15/54	1,000	1,199,400
California Hlth. Facs. Fin. Auth. Rev., Stanford Hosp., Ser. B, Rfdg.	5.000	11/15/36	2,000	2,306,300
California Hlth. Facs. Fin. Auth. Rev., Sutter Hlth., Ser. D	5.250	08/15/31	1,000	1,200,680
California Poll. Ctl. Fin. Auth. Wtr. Facs. Rev., Amern. Wtr. Cap. Corp. Proj., 144A	5.250	08/01/40	1,250	1,412,450
California St., GO	5.000	03/01/45	3,000	3,692,400
California St., GO	5.250	11/01/40	1,250	1,457,900
California St., GO, Rfdg.	4.000	09/01/37	2,000	2,261,320
California St., GO, Rfdg.	5.000	08/01/45	500	620,555
California St., Infra. & Econ. Dev. Bank Rev., Walt Dis. Fam. Musm. (Pre-refunded date 02/01/18)(a)	5.250	02/01/38	3,000	3,195,510
California St. Univ. Rev., Ser. A, Rfdg.	5.000	11/01/37	1,250	1,475,325
California St., Var. Purp., GO	5.000	10/01/29	2,000	2,255,320
California St., Var. Purp., GO	5.000	09/01/41	4,250	5,026,942
California St., Var. Purp., GO	5.000	10/01/41	1,250	1,482,188

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	13

Portfolio of Investments (continued)

as of August 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

California (cont’d.)
California St., Var. Purp., GO	5.000%		04/01/42	7,000	$8,328,110
California St., Var. Purp., GO	5.000		10/01/44	2,500	3,063,450
California St., Var. Purp., GO	5.250		04/01/35	1,250	1,507,588
California St., Var. Purp., GO	5.500		11/01/39	1,000	1,141,260
California St., Var. Purp., GO	6.000		03/01/33	1,500	1,766,970
California St., Var. Purp., GO	6.000		04/01/38	3,500	3,965,150
California St., Var. Purp., GO	6.000		11/01/39	2,000	2,321,440
California Statewide Cmntys. Dev. Auth. Rev., Cottage Hlth., Rfdg.	5.000		11/01/40	2,100	2,368,548
California Statewide Cmntys. Dev. Auth. Rev., Sutter Hlth., Ser. A	6.000		08/15/42	3,000	3,594,510
Foothill-De Anza Cmnty. College Dist., Ser. C, GO	5.000		08/01/40	1,250	1,459,625
Golden St. Tob. Secur. Corp., Rev., Asset-Bkd., Ser. A-1, Rfdg.	4.500		06/01/27	2,070	2,102,478
Golden St. Tob. Secur. Corp., Rev., Enhanced Asset-Bkd., Ser. A, Rfdg., AMBAC, CABS (Converted to 4.600% on 6/1/10)	4.600		06/01/23	2,000	2,119,540
Long Beach Bond Fin. Auth. Nat. Gas Pur. Rev., Ser. A	5.000		11/15/35	1,140	1,488,612
Long Beach Bond Fin. Auth. Nat. Gas Pur. Rev., Ser. A	5.250		11/15/19	1,000	1,106,310
Long Beach Bond Fin. Auth. Nat. Gas Pur. Rev., Ser. A	5.500		11/15/37	1,000	1,369,020
Los Angeles Calif. Dept. Arpts. Rev., Ser. A, AMT	5.000		05/15/38	2,500	2,940,925
Los Angeles Calif. Dept. of Wtr. & Pwr. Sys., Ser. B	5.000		07/01/34	2,500	3,060,775
M-S-R Energy Auth., Calif., Ser. A	6.500		11/01/39	2,000	2,975,820
Pittsburg Redev. Agcy. Tax Alloc., Los Medanos Cmnty. Dev. Proj., AMBAC, CABS	2.300	(b)	08/01/25	2,000	1,631,420
Port of Oakland Rev., Sr. Lien, Ser. P, Rfdg., AMT	5.000		05/01/33	1,750	2,033,973
Riverside Cnty. Pub. Fing. Auth. Rev., Capital Facs. Proj.	5.250		11/01/45	1,000	1,236,940
San Diego Cmnty. College Dist., Election 2006, GO	5.000		08/01/41	1,500	1,758,540
San Diego Cnty. Regl. Arpt. Auth., Ser. B, Sr. AMT	5.000		07/01/43	2,000	2,304,080
San Francisco City & Cnty. Arpts. Comm. Rev., Second Ser., Ser. A, Rfdg., AMT	5.250		05/01/33	1,000	1,184,050
San Francisco City & Cnty. Arpts. Comm. Rev., Second Ser., Ser. F, Rfdg., AMT	5.000		05/01/28	1,635	1,897,597
San Francisco City & Cnty. Arpts. Comm. Rev., Ser. A, Rfdg., AMT	5.000		05/01/44	2,000	2,331,620
Tuolumne Wind Proj. Auth. Calif. Rev., Tuolumne Co. Proj., Ser. A	5.625		01/01/29	1,000	1,107,620
University Calif. Rev. Gen., Ser. O (Pre-refunded date 05/15/19)(a)	5.750		05/15/34	750	853,395
Ventura Cnty. Cmnty. College, Election 2002, Ser. C, GO (Pre-refunded date 08/01/18)(a)	5.500		08/01/33	2,000	2,188,560

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

California (cont’d.)
Walnut Energy Ctr. Auth. Rev., Rfdg.	5.000%	01/01/34	800	$984,272

				103,072,948

Colorado 2.6%
Colorado Hlth. Facs. Auth. Rev., Parkview Med. Ctr., Ser. B, Rfdg.	4.000	09/01/34	1,500	1,621,230
Colorado Hlth. Facs. Auth. Rev., Vail Valley Med. Ctr. Rev.	4.000	01/15/45	1,500	1,628,100
Colorado Hlth. Facs. Auth. Rev., Valley View Hosp. Assoc. Proj.	5.000	05/15/45	1,000	1,179,040
Denver City & Cnty. Arpt. Sys. Rev., Ser. A, NATL	5.000	11/15/25	10,000	10,091,300
Denver City & Cnty. Arpt. Sys. Rev., Ser. A, Rfdg., AMT	5.250	11/15/22	1,000	1,188,130
Platte Riv. Pwr. Auth. Colo. Pwr. Rev., Ser. HH (Pre-refunded date 06/01/19)(a)	5.000	06/01/27	1,500	1,675,575
University Colo. Enterprise Sys. Rev., Ser. A (Pre-refunded date 06/01/19)(a)	5.375	06/01/32	1,000	1,126,080

				18,509,455

Connecticut 0.4%
Connecticut St. Dev. Auth. Rev., Light & Pwr. Co. Proj., Ser. A, Rfdg.	4.375	09/01/28	1,000	1,124,630
Connecticut St. Hlth. & Edl. Facs. Auth. Rev., Western Conn. Hlth., Ser. M	5.375	07/01/41	1,250	1,426,675

				2,551,305

District of Columbia 3.8%
Dist. of Columbia, Rev., Brookings Inst. (Pre-refunded date 04/01/19)(a)	5.750	10/01/39	5,000	5,637,700
Dist. of Columbia, Rev., Friendship Pub. Chrt. Schl., Rfdg.	5.000	06/01/46	1,385	1,571,213
Dist. of Columbia, Rev., Gallaudet Univ.	5.500	04/01/34	600	694,950
Dist. of Columbia, Rev., Kipp. Chrt. Schl.	6.000	07/01/43	850	1,022,397
Dist. of Columbia, Rev., Kipp. Chrt. Schl.	6.000	07/01/48	725	867,202
Dist. of Columbia, Ser. E, BHAC, GO	5.000	06/01/28	5,000	5,341,300
Dist. of Columbia, Wtr. & Swr. Auth., Pub. Util. Rev., Ser. A (Pre-refunded date 10/01/18)(a)	5.500	10/01/39	2,000	2,201,040
Metropolitan Washington D.C. Arpt. Auth. Sys. Rev., Ser. A, AMT	5.000	10/01/31	2,500	2,894,950
Metropolitan Washington D.C. Arpt. Auth. Sys. Rev., Ser. A, AMT	5.000	10/01/44	1,000	1,167,580

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	15

Portfolio of Investments (continued)

as of August 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

District of Columbia (cont’d.)
Metropolitan Washington D.C. Arpt. Auth. Sys. Rev., Ser. A, AMT	5.250%	10/01/27	1,000	$1,077,850
Metropolitan Washington D.C. Arpt. Auth. Sys. Rev., Ser. B, AMT	5.000	10/01/25	3,000	3,436,470
Metropolitan Washington D.C. Arpt. Auth. Sys. Rev., Ser. C, AMT	5.000	10/01/27	1,000	1,162,030

				27,074,682

Florida 10.5%
Broward Cnty. FL Arpt. Rev., Ser. A, AMT	5.000	10/01/45	3,000	3,533,940
Broward Cnty. FL Arpt. Rev., Ser. A, AMT	5.250	10/01/43	1,500	1,749,270
Citizens Ppty. Ins. Corp., Sr. Sec’d., Coastal, Ser. A-1	5.000	06/01/19	1,250	1,387,013
Citizens Ppty. Ins. Corp., Sr. Sec’d., Ser. A-1	5.000	06/01/22	1,000	1,202,760
Cityplace Cmnty. Dev. Dist. Rev., Rfdg.	5.000	05/01/26	1,000	1,186,090
Davie Edl. Facs. Rev., Nova Southeastern Univ. Proj., Ser. A	5.625	04/01/43	500	594,960
Davie Edl. Facs. Rev., Nova Southeastern Univ. Proj., Ser. A	6.000	04/01/42	1,000	1,218,000
Florida St. Brd. Ed. Lottery Rev., Ser. B	5.000	07/01/23	5,185	5,636,095
Greater Orlando Aviation Auth. Arpt. Facs. Rev., Ser. A, AMT, AGM	5.000	10/01/23	2,240	2,338,090
Halifax Hosp. Med. Ctr. Rev., Rfdg.	4.000	06/01/46	1,000	1,067,380
Halifax Hosp. Med. Ctr. Rev., Rfdg.	5.000	06/01/35	1,000	1,189,290
Highlands Cnty. Dev. Dist. Rev., Spl. Assmt.	5.550	05/01/36	180	179,055
Highlands Cnty. Hlth. Facs. Auth. Rev., Adventist Hlth./Sunbelt, Rmkt., Ser. B	6.000	11/15/37	2,440	2,800,632
Miami Beach Redev. Agcy. Tax Alloc., Tax Incr. Rev. City Ctr. Rdfg., AGM	5.000	02/01/44	1,500	1,769,070
Miami Dade Cnty. Aviation Rev., Miami Int’l. Arpt., Ser. A, AGC, AMT (Pre-refunded date 10/01/18)(a)	5.500	10/01/24	2,665	2,925,877
Miami Dade Cnty. Aviation Rev., Miami Int’l. Arpt., Ser. B	5.000	10/01/41	2,500	2,802,550
Miami Dade Cnty. Aviation Rev., Miami Int’l. Arpt., Ser. C, AGM, AMT (Pre-refunded date 10/01/17)(a)	5.250	10/01/26	5,000	5,252,600
Miami Dade Cnty. Rev., Sub. Rfdg.	4.000	10/01/40	3,000	3,322,650
Miami Dade Cnty. Wtr. & Swr. Sys. Rev., Ser. B, Rfdg., AGM	5.250	10/01/22	5,000	6,164,700
Mid-Bay Bridge Auth. Rev., Ser. A, Rfdg.	5.000	10/01/40	1,000	1,174,470
North Sumter Cnty. Util. Dependent Dist., Wtr. & Swr. Rev.	5.750	10/01/43	1,500	1,713,300
Orange Cnty. Hlth. Fac. Auth. Rev., Orlando Hlth. Inc., Ser. B, Rfdg.	5.000	10/01/44	1,000	1,211,650

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Florida (cont’d.)
Orlando Util. Commn. Sys. Rev., Ser. A (Pre-refunded date 04/01/19)(a)	5.250%	10/01/39	5,000	$5,573,900
Palm Beach Cnty. Arpt. Sys. Rev., Ser. A, AMT, NATL	5.000	10/01/22	3,065	3,076,371
Palm Beach Cnty. Arpt. Sys. Rev., Ser. A, AMT, NATL	5.000	10/01/23	2,350	2,358,718
Palm Beach Hlth. Facs. Auth. Rev., BRRH Corp. Oblig. Group, Rfdg.	5.000	12/01/31	500	590,195
Port St. Lucie FL Util. Sys. Rev., Rfdg.	4.000	09/01/36	1,000	1,115,120
South Lake Cnty. Hosp. Dist. Rev., South Lake Hosp., Inc.	5.250	10/01/34	750	825,128
South Lake Cnty. Hosp. Dist. Rev., South Lake Hosp., Inc., Ser. A	6.250	04/01/39	2,500	2,811,975
South Miami Hlth. Facs. Auth. Hosp. Rev., Baptist Hlth. South FL. Grp.	5.000	08/15/27	3,750	3,898,087
Tampa FL. Hlth. Sys. Rev., Baycare Hlth. Sys., Ser. A	5.000	11/15/33	3,000	3,498,330

				74,167,266

Georgia 2.3%
Athens Clarke Cnty. Univs., Govt. Wtr. & Swr. Rev. Rfdg., (Pre-refunded date 01/01/19)(a)	5.625	01/01/33	2,000	2,229,040
Atlanta Arpt. & Marina Rev., Gen., Ser. C, Rfdg.	6.000	01/01/30	3,250	3,946,637
Atlanta Arpt. Rev., Gen., Ser. B, AMT	5.000	01/01/30	500	562,395
Burke Cnty. Dev. Auth. Poll. Ctl. Rev., Oglethorpe Pwr. Vogtle. Proj., Ser. B	5.500	01/01/33	750	792,315
Gwinnett Cnty. Hosp. Auth. Rev., Gwinnett Hosp. Sys., Ser. D, AGM	5.500	07/01/41	1,500	1,663,590
Private Colleges & Univs. Auth. Rev., Emory Univ., Ser. C	5.250	09/01/39	5,000	5,594,950
Private Colleges & Univs. Auth. Rev., Savannah College of Art & Design	5.000	04/01/44	1,500	1,741,815

				16,530,742

Guam 0.1%
Territory of Guam Rev., Ser. D., Rfdg.	5.000	11/15/39	750	851,753

Hawaii 0.8%
Hawaii Pac. Hlth. Rev., Ser. A, Rfdg.	5.500	07/01/40	1,000	1,128,110
Hawaii Pac. Hlth. Spl. Purp. Rev., Ser. B	5.750	07/01/40	500	569,835
Hawaii St. Airports Sys. Rev., Ser. A, AMT	5.000	07/01/45	1,000	1,173,640
Hawaii St. Dept. Budget & Fin., Pac. Hlth. Oblig., Ser. A, Rfdg.	5.500	07/01/43	2,500	3,017,175

				5,888,760

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	17

Portfolio of Investments (continued)

as of August 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Idaho 0.2%
Idaho Hlth. Facs. Auth. Rev., Trinity Hlth. Grp., Ser. B (Pre-refunded date 12/01/18)(a)	6.250%		12/01/33	1,000	$1,123,710

Illinois 10.0%
Chicago O’Hare Int’l. Arpt. Rev., Gen. Arpt., 3rd Lien, Ser. C	6.500		01/01/41	1,000	1,213,210
Chicago O’Hare Int’l. Arpt. Rev., Gen. Arpt., Sr. Lien, Ser. B, Rfdg., AMT	5.000		01/01/32	2,000	2,252,400
Chicago Rfdg., Rmkt., GO	5.000		01/01/19	750	780,773
Chicago Rfdg., Ser. C., GO	5.000		01/01/26	1,000	1,087,760
Chicago Rfdg. Proj., Ser. A, AGM, GO	5.000		01/01/29	5,000	5,382,250
Chicago Trans. Auth. Sales Tax Recpts. Rev.	5.250		12/01/40	1,000	1,110,030
Chicago Wastewater Transmn. Rev., 2nd Lien, Rmkt., Ser. C, Rfdg.	5.000		01/01/39	2,000	2,302,480
Chicago Waterworks Rev., 2nd Lien, Rdfg.	5.000		11/01/32	1,295	1,471,780
Chicago Waterworks Rev., 2nd Lien, Ser. A-1	5.000		11/01/30	1,380	1,661,865
Illinois Fin. Auth. Rev., Advocate Healthcare, Ser. B, Rfdg. (Pre-refunded date 04/01/19)(a)	5.375		04/01/44	940	1,051,916
Illinois Fin. Auth. Rev., Advocate Healthcare, Unrefunded, Ser. B, Rfdg.	5.375		04/01/44	1,060	1,162,269
Illinois Fin. Auth. Rev., Central DuPage Hlth.	5.250		11/01/39	2,000	2,231,060
Illinois Fin. Auth. Rev., Central DuPage Hlth., Ser. B	5.500		11/01/39	1,500	1,713,405
Illinois Fin. Auth. Rev., NorthWestern Mem. Hosp., Ser. A	6.000		08/15/39	1,000	1,152,220
Illinois Fin. Auth. Rev., Presence Hlth Network, Ser. C, Rfdg.	5.000		02/15/36	1,000	1,143,570
Illinois Fin. Auth. Rev., Provena Hlth., Ser. A (Pre-refunded date 05/01/20)(a)	6.000		05/01/28	1,500	1,767,360
Illinois Fin. Auth. Rev., Univ. of Chicago, Ser. B (Pre-refunded date 07/01/18)(a)	6.250		07/01/38	5,000	5,509,400
Illinois St., GO	5.000		05/01/39	1,000	1,087,430
Illinois St., GO	5.250		02/01/29	2,000	2,260,280
Illinois St. Sales Tax Rev., Build Illinois Bonds, Rfdg.	5.000		06/15/20	2,000	2,294,620
Illinois St. Sales Tax Rev., Rfdg., GO, AGM	5.000		01/01/23	3,000	3,263,430
Illinois St. Toll Hwy. Auth. Rev., Ser. A	5.000		01/01/38	3,125	3,671,875
Illinois St. Toll Hwy. Auth. Rev., Ser. B	5.000		01/01/40	4,000	4,809,280
Illinois St. Toll Hwy. Auth. Rev., Ser. C	5.000		01/01/39	2,000	2,382,240
Illinois St. Toll Hwy. Auth. Rev., Sr. Ser. B	5.000		01/01/41	3,000	3,632,700
Metropolitan Pier & Exposition Auth. Dedicated St. Tax Rev., McCormick Place Expansion, Ser. A, CABS, NATL	3.900	(b)	12/15/34	10,000	4,934,200
Metropolitan Pier & Exposition Auth. Dedicated St. Tax Rev., McCormick Place Expansion, Ser. A, CABS, NATL	3.970	(b)	06/15/37	7,500	3,312,375

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Illinois (cont’d.)
Railsplitter Tob. Settlement Auth. Rev., Ser. 2010	6.000%	06/01/28	1,250	$1,495,825
Regl. Trans. Auth. Rev., Ser. A	4.000	06/01/37	3,605	3,968,528
Springfield Elec. Rev., Sr. Lien, Rdfg.	4.000	03/01/40	1,000	1,091,000

				71,197,531

Indiana 0.5%
Indiana St. Fin. Auth. Rev., Franciscan Alliance, Inc., Ser. A	4.000	11/01/51	2,500	2,622,400
Indianapolis Loc. Pub. Impt. Bd. Bk. Wtr. Wks. Proj., Ser. A	5.750	01/01/38	1,000	1,116,660

				3,739,060

Kansas 0.5%
Kansas St. Dev. Fin. Auth. Hosp. Rev., Adventist Hlth.	5.750	11/15/38	1,000	1,148,780
Wyandotte Cnty.-Kansas City Unified Govt. Util. Sys. Rev., Impvt., Ser. A	5.000	09/01/45	2,170	2,583,602

				3,732,382

Kentucky 0.7%
Kentucky Econ. Dev. Fin. Auth. Hosp. Facs. Rev., Owensboro Med. Hlth. Sys., Ser. A	6.375	06/01/40	3,500	4,028,535
Owen Cnty. Wtrwks. Sys. Rev., Amer. Wtr. Co. Proj., Ser. A	6.250	06/01/39	500	558,885
Owen Cnty. Wtrwks. Sys. Rev., Amer. Wtr. Co., Ser. B	5.625	09/01/39	540	599,891

				5,187,311

Louisiana 1.6%
Louisiana Loc. Govt. Environ. Facs. & Cmnty. Dev. Auth., Jefferson Parish, Ser. A (Pre-refunded date 04/01/19)(a)	5.375	04/01/31	1,000	1,119,340
Louisiana Pub. Facs. Auth. Rev., Franciscan Missionaries (Pre-refunded date 07/01/19)(a)	6.750	07/01/39	1,000	1,165,730
Louisiana Pub. Facs. Auth. Rev., Ochsner Clinic Foundation, Rfdg.	5.000	05/15/47	750	891,810
Louisiana Pub. Facs. Auth. Rev., Ser. A, Rfdg.	5.000	07/01/39	2,000	2,366,200
Louisiana St. Citizens Pty. Ins. Corp. Assmt. Rev., Rmkt., Ser. C-2, AGC (Pre-refunded date 06/01/18)(a)	6.750	06/01/26	2,000	2,212,160
Louisiana St. Hwy. Impt. Rev., Ser. A	5.000	06/15/34	1,250	1,515,175

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	19

Portfolio of Investments (continued)

as of August 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Louisiana (cont’d.)
New Orleans Sewerage Serv. Rev.	5.000%	06/01/45	500	$587,365
St. Charles Parish Gulf Zone Opp. Zone Rev., Valero Energy Corp. (Mandatory put date 06/01/22)	4.000	12/01/40	1,500	1,667,145

				11,524,925

Maryland 0.4%
Frederick Cnty. Spl. Oblig., Urbana Cmnty. Dev. Auth. Rev., Ser. A	5.000	07/01/40	2,000	2,250,640
Maryland St. Hlth. & Higher Edl. Facs. Auth. Rev., Lifebridge Hlth.	6.000	07/01/41	400	478,860

				2,729,500

Massachusetts 3.4%
Massachusetts Bay Trans. Auth. Rev., Mass. Sales Tax, Ser. B, NATL	5.500	07/01/27	1,325	1,813,395
Massachusetts Bay Trans. Auth. Rev., Ser. A, Rfdg. (Pre-refunded date 07/01/18)(a)	5.250	07/01/34	575	623,450
Massachusetts Bay Trans. Auth. Rev., Unrefunded Assmt., Ser. A, Rfdg. (Pre-refunded date 07/01/18)(a)	5.250	07/01/34	1,425	1,545,070
Massachusetts St. Dev. Fin. Agcy. Rev., Ser. K-6, Partners Healthcare	5.375	07/01/41	5,000	5,743,200
Massachusetts St. Hlth. & Edl. Facs. Auth. Rev., Harvard Univ., Ser. A	5.500	11/15/36	3,500	3,879,365
Massachusetts St. Hlth. & Edl. Facs. Auth. Rev., Tufts Univ., Ser. M	5.500	02/15/28	3,000	4,052,850
Massachusetts St. Port Auth., Ser. A, AMT	5.000	07/01/42	1,000	1,145,990
Massachusetts St. Port Auth. Spl. Facs. Rev., Bosfuel Proj., AMT, NATL	5.000	07/01/32	5,000	5,142,400

				23,945,720

Michigan 1.1%
Michigan St. Bldg. Auth. Rev., Facs. Proj., Ser. I-A, Rfdg.	5.375	10/15/41	750	874,065
Michigan St. Hosp. Fin. Auth. Rev., McLaren Healthcare (Pre-refunded dated 05/15/18)(a)	5.750	05/15/38	1,000	1,086,180
Royal Oak Hosp. Fin. Auth. Rev., William Beaumont, Ser. W, Rfdg. (Pre-refunded date 08/01/19)(a)	6.000	08/01/39	2,000	2,304,960
Wayne Cnty. Arpt. Auth. Rev., Det. Met. Arpt., Ser. A, Rfdg., AMT	5.000	12/01/18	1,500	1,620,495
Wayne Cnty. Arpt. Auth. Rev., Det. Met. Arpt., Ser. D, Rfdg., AMT	5.000	12/01/28	1,500	1,724,565

				7,610,265

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Missouri 0.6%
Missouri St., Hlth. & Edl. Facs. Auth., Rev., BJC Hlth. Sys.	5.000%	01/01/44	3,500	$4,139,450

Nebraska 0.3%
Sarpy Cnty. Hosp. Auth. No. 1 Rev., NE Medicine	4.000	05/15/51	2,000	2,149,780

Nevada 0.5%
Clark Cnty. Passenger Facs. Charge Rev., Las Vegas McCarran Int’l. Arpt., Ser. A	5.125	07/01/34	3,000	3,352,230

New Jersey 5.1%
Camden Cnty. Impvt. Auth., Cooper Hlth. Sys. Oblig. Group	5.750	02/15/42	1,500	1,799,955
Cape May Cnty. Indl. Poll. Ctrl., Fin. Auth. Rev., Atlantic City Elec. Co., Ser. A, Rfdg., NATL	6.800	03/01/21	2,615	3,148,068
New Jersey Edl. Facs. Auth. Rev., Montclair St. Univ., Ser. A, Rfdg.	5.000	07/01/44	2,500	2,945,950
New Jersey Healthcare Facs. Fin. Auth. Rev., AHS Hosp. Corp., Rfdg.	6.000	07/01/41	500	605,030
New Jersey Healthcare Facs. Fin. Auth. Rev., Inspira Hlth. Obligated, Rfdg.	4.000	07/01/41	1,500	1,632,195
New Jersey Healthcare Facs. Fin. Auth. Rev., RWJ Univ. Hosp.	5.500	07/01/43	1,000	1,202,650
New Jersey Healthcare Facs. Fin. Auth. Rev., St. Josephs Healthcare Sys.	5.000	07/01/41	1,000	1,181,330
New Jersey Healthcare Facs. Fin. Auth. Rev., Virtua Hlth., AGC	5.500	07/01/38	2,000	2,244,800
New Jersey Healthcare Facs. Fin. Auth. Rev., Virtua Hlth., Rfdg.	5.000	07/01/29	1,000	1,188,640
New Jersey St. Tpke. Auth. Rev., Ser. A	5.000	01/01/43	3,000	3,509,340
New Jersey St. Trans. Trust Fund Auth. Rev., Ser. A	5.500	12/15/23	3,000	3,594,960
New Jersey St. Trans. Trust Fund Auth. Rev., Ser. A	5.875	12/15/38	3,000	3,292,740
New Jersey St. Trans. Trust Fund Auth. Rev., Ser. B	5.500	06/15/31	1,000	1,136,500
Tob. Settlement Fin. Corp. Rev., Asset-Bkd., Ser. 1A, Rfdg.	4.500	06/01/23	5,315	5,416,729
Tob. Settlement Fin. Corp. Rev., Asset-Bkd., Ser. 1A, Rfdg.	4.625	06/01/26	3,000	3,027,780

				35,926,667

New York 6.8%
Brooklyn Arena Loc. Dev. Corp. Rev., Barclays Ctr. Proj. (Pre-refunded date 01/15/20)(a)	6.375	07/15/43	750	889,553

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	21

Portfolio of Investments (continued)

as of August 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

New York (cont’d.)
Brooklyn Arena Loc. Dev. Corp. Rev., Barclays Ctr. Proj., Ser. A, Rfdg.	5.000%	07/15/42	1,000	$1,212,180
Long Island Pwr. Auth. Elec. Sys. Rev., Gen., Ser. A (Pre-refunded date 05/01/19)(a)	6.000	05/01/33	1,000	1,139,200
Long Island Pwr. Auth. Elec. Sys. Rev., Gen., Ser. A, BHAC (Pre-refunded date 05/01/19)(a)	5.500	05/01/33	2,000	2,252,040
Metropolitan Trans. Auth. Rev., Ser. D	5.250	11/15/40	2,000	2,321,720
Metropolitan Trans. Auth. Rev., Trans., Ser. C (Pre-refunded date 11/15/18)(a)	6.500	11/15/28	1,865	2,102,191
Metropolitan Trans. Auth. Rev., Unrefunded Trans., Ser. C	6.500	11/15/28	635	715,067
New York City, Ser. E, GO	5.000	08/01/17	6,000	6,242,820
New York City, Ser. I-1, GO	5.250	04/01/28	2,000	2,217,180
New York City Trans. Fin. Auth. Bldg. Aid. Rev., Fiscal 2009, Ser. S-3	5.250	01/15/39	1,500	1,648,935
New York City Trans. Fin. Auth. Bldg. Aid. Rev., Sub. Ser. S-1A	5.250	07/15/37	3,000	3,540,330
New York City Trans. Fin. Auth. Future Tax Rev., Future Tax Sec’d. Sub., Ser. D-1	5.000	11/01/38	3,000	3,550,650
New York City Wtr. & Swr. Sys. Rev., Fiscal 2009, Ser. A (Pre-refunded date 06/15/18)(a)	5.750	06/15/40	235	256,338
New York City Wtr. & Swr. Sys. Rev., Unrefunded, Fiscal 2009, Ser. A	5.750	06/15/40	765	834,975
New York Liberty Dev. Corp., 4 World Trade Center Proj., Rfdg.	5.750	11/15/51	1,750	2,101,610
New York St. Dorm. Auth. Rev., Mount Sinai Sch. of Medicine, Ser. A	5.000	07/01/21	1,685	1,928,937
New York St. Dorm. Auth. Rev., Rochester Inst. Tech., Ser. A, AMBAC	5.250	07/01/20	2,100	2,421,090
New York St. Dorm. Auth. Rev., Rochester Inst. Tech., Ser. A, AMBAC	5.250	07/01/21	2,000	2,367,860
New York St. Environ. Facs. Corp. Rev., Clean Wtr. & Drinking Revolving Fds. Pooled Fin., Ser. B, ETM(a)	5.500	10/15/23	3,750	4,753,237
New York Trans. Dev. Corp. Rev., Laguardia Arpt. Term B, AMT	5.000	07/01/46	1,000	1,149,190
New York Trans. Dev. Corp. Rev., Laguardia Arpt. Term B, AMT	5.250	01/01/50	1,000	1,169,680
Port Auth. of NY & NJ, Spl. Oblig. Rev., JFK Int’l. Air Terminal	5.000	12/01/20	500	570,120
Utility Debt Sec. Auth. Rev., Ser. TE	5.000	12/15/41	2,585	3,149,590

				48,534,493

See Notes to Financial Statements.

22

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

North Carolina 1.0%
North Carolina Eastern Mun. Pwr. Agcy., Pwr. Sys. Rev., Rfdg., AMBAC, ETM(a)	6.000%		01/01/18	1,000	$1,071,740
North Carolina Eastern Mun. Pwr. Agcy., Pwr. Sys. Rev., Ser. A, ETM(a)	6.500		01/01/18	2,635	2,841,505
North Carolina Eastern Mun. Pwr. Agcy., Pwr. Sys. Rev., Ser. A, NATL, Unrefunded Bal.	6.500		01/01/18	1,005	1,083,762
North Carolina Eastern Mun. Pwr. Agcy., Pwr. Sys. Rev., Ser. C, AGC, ETM(a)	6.000		01/01/19	270	288,606
North Carolina Eastern Mun. Pwr. Agcy., Pwr. Sys. Rev., Ser. A (Pre-refunded date 01/01/22)(a)	6.000		01/01/26	650	818,759
North Carolina Eastern Mun. Pwr. Agcy., Pwr. Sys. Rev., Ser. A, ETM(a)	6.400		01/01/21	675	760,914

					6,865,286

North Dakota 0.2%
McLean Cnty. Solid Wste. Facs. Rev., Great River Energy Proj., Ser. A	4.875		07/01/26	1,000	1,098,670

Ohio 3.7%
Buckeye Ohio Tob. Settlement, Asset-Bkd. Sr. Turbo, Ser. A-2	5.125		06/01/24	3,690	3,611,956
Buckeye Ohio Tob. Settlement, Asset-Bkd. Sr. Turbo, Ser. A-2	5.875		06/01/30	3,500	3,478,440
Franklin Cnty. Hosp. Facs. Rev.	4.125		05/15/45	2,000	2,170,400
Franklin Cnty. Hosp. Facs. Rev., Nationwide Children’s Hosp. Proj.	4.000		11/01/45	2,000	2,197,880
Franklin Cnty. Hosp. Facs. Rev., Ohio Hlth. Corp., Ser. A	5.000		11/15/41	2,000	2,280,300
Hamilton Cnty. Healthcare Facs. Rev., Christ Hosp. Proj.	5.000		06/01/20	400	456,304
Hamilton Cnty. Healthcare Facs. Rev., Christ Hosp. Proj.	5.000		06/01/42	1,250	1,451,225
Hancock Cnty. Hosp. Rev., Blanchard Valley Regl. Hlth. Ctr., Rfdg.	6.250		12/01/34	400	476,652
Hilliard Sch. Dist. Sch. Impvt., CABS, GO, NATL	1.150	(b)	12/01/19	1,720	1,656,807
Lucas Cnty. Hosp. Rev., Promedica Healthcare, Ser. A, Rfdg.	6.000		11/15/41	750	916,275
Lucas Cnty. Hosp. Rev., Promedica Healthcare, Ser. A, Rfdg.	6.500		11/15/37	875	1,094,266
Middleburg Heights Hosp. Rev. Facs., Southwest Gen., Rfdg.	5.250		08/01/41	800	901,568
Ohio St. Higher Ed. Facs., Commn., Case Western Resv. Univ., Ser. B	6.500		10/01/20	620	683,978

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	23

Portfolio of Investments (continued)

as of August 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Ohio (cont’d.)
Ohio St. Higher Ed. Facs., Commn., Cleveland Clinic Hlth. Sys., Ser. A-1	5.000%	01/01/42	2,000	$2,350,000
Ohio St. Wtr. Dev. Auth. Rev., Poll. Ctl. Ln. Fd. Wtr. Quality, Ser. A (Pre-refunded date 12/01/19)(a)	5.000	12/01/29	2,150	2,442,680

				26,168,731

Oklahoma 0.6%
Oklahoma St. Dev. Fin. Auth. Rev., St. Johns Hlth. Sys., Rfdg.	5.000	02/15/42	1,500	1,699,935
Stillwater OK Util. Auth. Rev., Ser. A	5.000	10/01/39	1,865	2,243,614

				3,943,549

Oregon 0.9%
Deschutes Cnty. Hosp. Facs. Auth. Rev., St. Charles Hlth. Sys., Ser. A	5.000	01/01/48	2,000	2,392,380
Oregon St. Dept. Trans. Hwy. User Tax Rev., Sr. Lien., Ser. A (Pre-refunded date 05/15/19)(a)	5.000	11/15/33	3,500	3,904,390

				6,296,770

Pennsylvania 4.7%
Central Bradford Progress Auth., Guthrie Healthcare Sys.	5.375	12/01/41	2,700	3,135,834
Geisinger Auth. Hlth. Sys., Ser. A-1	5.125	06/01/41	2,000	2,261,440
Gen. Auth. of Southcentral PA, Rev., Wellspan Hlth. Oblig. Grp., Ser. A, Rfdg.	5.000	06/01/44	3,000	3,504,600
Lancaster Cnty. Hosp. Auth. Rev., Univ. of Penn. Hlth. Sys. Oblig., Rdg.	5.000	08/15/42	1,000	1,213,220
Lehigh Cnty. Gen. Hosp. Rev., Lehigh Valley Hlth. Network	4.250	07/01/45	1,000	1,101,230
Pennsylvania Econ. Dev. Fin. Auth. Res. Recov. Rev., Colver Proj., Ser. F, Rfdg., AMBAC, AMT	4.625	12/01/18	2,500	2,508,550
Pennsylvania Higher Edl. Fac. Auth. Rev., Thomas Jefferson Univ., Ser. A, Rfdg.	5.000	09/01/45	2,500	2,948,675
Pennsylvania Tpke. Comm. Rev., Ser. A	5.000	12/01/38	1,000	1,194,340
Pennsylvania Tpke. Comm. Rev., Ser. A-1	4.000	10/01/36	500	553,775
Pennsylvania Tpke. Comm. Rev., Ser. A-1	5.000	12/01/46	3,000	3,587,910
Pennsylvania Tpke. Comm. Rev., Ser. A-1, Rfdg.	5.000	12/01/40	1,500	1,782,645
Pennsylvania Tpke. Comm. Rev., Ser. B	5.000	12/01/45	7,000	8,354,010
Pennsylvania Tpke. Comm. Rev., Sub., Rfdg.	5.000	06/01/39	1,200	1,417,104

				33,563,333

See Notes to Financial Statements.

24

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Puerto Rico 1.1%
Puerto Rico Comnwlth., Aqueduct & Swr. Auth. Rev., Ser. A	5.750%		07/01/37	1,260	$913,576
Puerto Rico Comnwlth., Aqueduct & Swr. Auth. Rev., Ser. A	6.000		07/01/47	1,050	755,989
Puerto Rico Comnwlth., Pub. Impvt., Ser. A, Rfdg., GO(c)	5.500		07/01/39	2,000	1,235,000
Puerto Rico Elec. Pwr. Auth. Rev., Ser. UU, Rfdg., FGIC, LIBOR	1.133	(d)	07/01/31	5,000	3,175,000
Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., First Sub., Ser. A	6.000		08/01/42	2,885	1,507,412
Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Ser. C	5.250		08/01/40	750	537,368

					8,124,345

Rhode Island 0.4%
Rhode Island Hlth. & Ed. Bldg. Corp. Higher Ed. Facs. Rev., Lifespan Oblig., Ser. A., AGC (Pre-refunded date 05/15/19)(a)	7.000		05/15/39	2,000	2,335,180
Tob. Settlement Fing. Corp. Rev., Ser. A, Rfdg.	5.000		06/01/40	400	445,504

					2,780,684

South Carolina 1.6%
Lexington Cnty. Hlth. Svcs. Dist., Inc., Rev., Lexington Med. Ctr.	4.000		11/01/46	1,000	1,085,090
South Carolina Prt. Auth. Rev, AMT	4.000		07/01/45	1,000	1,074,650
South Carolina Pub. Svc. Auth. Rev., Refunded, Ser. A, Rfdg. (Pre-refunded date 01/01/19)(a)	5.500		01/01/38	2,300	2,560,728
South Carolina Pub. Svc. Auth. Rev., Santee Cooper, Ser. A, Rfdg.	5.125		12/01/43	2,000	2,374,120
South Carolina Pub. Svc. Auth. Rev., Santee Cooper, Ser. A, Rfdg.	5.750		12/01/43	3,000	3,773,880
South Carolina Pub. Svc. Auth. Rev., Ser. A, Rfdg. (Pre-refunded date 01/01/19)(a)	5.500		01/01/38	200	222,672

					11,091,140

South Dakota 0.4%
South Dakota Edl. Enhancement Fdg. Corp. Rev., Tob. Ser. B	5.000		06/01/27	1,000	1,163,870
South Dakota St. Hlth. & Edl. Facs. Auth. Rev., Avera Hlth., Ser. A, Rfdg.	5.000		07/01/42	1,600	1,807,440

					2,971,310

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	25

Portfolio of Investments (continued)

as of August 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Tennessee 1.0%
Chattanooga Hlth. Edl. & Hsg. Facs. Brd., Ser. A	5.250%		01/01/45	1,500	$1,720,305
Knox Cnty. Tenn. Hlth. Edl. & Hsg. Facs. Brd. Hosp. Facs., Covenant Hlth. Rev., Rfdg. & Impvt., Ser. A, CABS	4.030	(b)	01/01/35	1,000	404,890
Memphis Shelby Cnty. Arpt. Auth. Rev., Ser. B, Rfdg., AMT	5.750		07/01/25	1,000	1,142,660
Metropolitan Govt. Nashville & Davidson Cnty. Hlth. & Edl. Facs. Brd. Rev., Vanderbilt Univ. Med. Ctr., Ser. A	5.000		07/01/46	1,000	1,198,390
Tennessee Energy Acquisition Corp. Gas Rev., Ser. C	5.000		02/01/22	1,000	1,167,240
Tennessee Energy Acquisition Corp. Gas Rev., Ser. C	5.000		02/01/25	1,080	1,308,398

					6,941,883

Texas 7.2%
Austin Wtr. & Wstewtr. Sys. Rev., Austin Wtr. & Swr., Ser. A	5.125		11/15/29	2,000	2,261,380
Brazos River Auth. Poll. Ctl. Rev., TXU Energy Co. LLC Proj., Ser. D, Rfdg.(c)	5.400		10/01/29	1,000	35,000
Brazos River Auth. Poll. Ctl. Rev., TXU Rmkt., Rfdg., AMT(c)	5.400		05/01/29	1,500	52,500
Central TX Regl. Mobility Auth. Rev., Sr. Lien (Pre-refunded date 01/01/21)(a)	6.000		01/01/41	1,000	1,215,780
Central TX Regl. Mobility Auth. Rev., Sr. Lien, Ser. A	5.000		01/01/45	1,000	1,177,930
Clifton Higher Ed. Fin. Corp. Rev., Idea Pub. Sch.	6.000		08/15/43	1,000	1,219,320
Clifton Higher Ed. Fin. Corp. Rev., Idea Pub. Sch., Rfdg., PSFG	5.000		08/15/39	1,000	1,205,750
Dallas-Fort Worth Int’l. Arpt. Rev., Ser. E, Rfdg., AMT	5.000		11/01/35	5,000	5,669,100
Grand Parkway Trans. Corp., First Tier Toll Rev., Ser. A	5.125		10/01/43	2,000	2,281,680
Harris Cnty. Cultural Ed. Facs. Fin. Corp. Rev., Children’s Hosp. Proj.	5.500		10/01/39	1,500	1,695,750
Harris Cnty. Cultural Ed. Facs. Fin. Corp. Rev., Houston Methodist Hosp. Oblig.	4.000		12/01/45	1,500	1,637,565
Harris Cnty. Metro. Trans. Auth. Rev., Ser. A	5.000		11/01/36	3,000	3,535,860
Houston Arpt. Sys. Rev., Sr. Lien, Ser. A, Rfdg.	5.500		07/01/39	1,000	1,084,310
Houston Arpt. Sys. Rev., Sub. Lien, Ser. A, Rfdg., AMT	5.000		07/01/25	575	658,225
Houston Arpt. Sys. Rev., Sub. Lien, Ser. A, Rfdg., AMT	5.000		07/01/32	1,000	1,135,460
Houston Arpt. Sys. Rev., Sub. Lien, Ser. B, Rfdg.	5.000		07/01/32	2,000	2,341,960
Houston Combined Util. Sys. Rev., 1st Lien, Rfdg., AGC (Pre-refunded date 05/15/19)(a)	5.250		11/15/33	1,430	1,601,514

See Notes to Financial Statements.

26

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Texas (cont’d.)
Houston Combined Util. Sys. Rev., Unrefunded, 1st Lien, Ser. A, Rfdg., AGC	5.250%		11/15/33	80	$89,318
Lower Colo. Riv. Auth. Tex. Rev., Rfdg., BHAC	5.250		05/15/28	2,000	2,150,760
North TX Twy. Auth. Rev., First Tier, Rfdg.	6.000		01/01/38	1,000	1,186,240
North TX Twy. Auth. Rev., Ser. B, Rfdg.	5.000		01/01/45	2,000	2,383,920
North TX Twy. Auth. Rev., Spl. Projs., Ser. A	5.500		09/01/41	1,000	1,192,170
North TX Twy. Auth. Rev., Unrefunded Sys., First Tier, Rfdg.	5.750		01/01/40	165	175,101
North TX Twy. Auth. Rev., Unrefunded, First Tier, Ser. A, Rfdg.	6.250		01/01/39	370	412,495
North TX Twy. Auth. Rev., Sys. First Tier, Ser. A, Rfdg. (Pre-refunded date 01/01/18)(a)	5.750		01/01/40	690	736,734
North TX Twy. Auth. Rev., First Tier, Rfdg. (Pre-refunded date 01/01/18)(a)	5.750		01/01/40	645	688,686
North TX Twy. Auth. Rev., First Tier, Ser. A, Rfdg. (Pre-refunded date 01/01/19)(a)	6.250		01/01/39	1,130	1,274,595
Sabine River Auth. Poll. Ctl. Rev., TXU Energy Co. LLC Proj., Ser. B, Rfdg.(c)	6.150		08/01/22	1,000	35,000
Tarrant Cnty. Cultural Ed. Facs. Fin. Corp. Rev., Baylor Scott & White Hlth., Ser. A, Rfdg.	4.000		11/15/36	1,500	1,668,180
Texas Mun. Gas Acquisition & Sply. Corp. I Gas Sply. Rev., Sr. Lien, Ser. D	5.625		12/15/17	795	822,014
Texas Mun. Gas Acquisition & Sply. Corp. I Gas Sply. Rev., Var. Sr. Lien, Ser. B	1.137	(d)	12/15/26	1,500	1,398,525
Texas Private Activity Surface Trans. Corp., Sr. Lien LBJ Infrastructure	7.000		06/30/40	2,500	2,997,875
Texas Private Activity Surface Trans. Corp., Sr. Lien NTE Mobility, Ser. 3A & 3B, AMT	6.750		06/30/43	500	623,675
Texas Private Activity Surface Trans. Corp., Sr. Lien NTE Mobility, Ser. 3A & 3B, AMT	7.000		12/31/38	1,500	1,896,870
Texas St. Vets. Hsg. Assistance Proj. Fdg., Ser. II-A, GO	5.250		12/01/23	2,500	2,802,650

					51,343,892

Utah 0.7%
Intermountain Pwr. Agcy. Utah Pwr. Supply Rev., Ser. A, Rfdg., AMBAC, ETM(a)	5.000		07/01/17	5,000	5,183,000

Vermont 0.3%
Vermont Edl. & Hlth. Bldgs. Fin. Agcy. Rev., Univ. VT Med. Ctr. Proj., Green Bond	4.000		12/01/46	1,875	2,017,631

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	27

Portfolio of Investments (continued)

as of August 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Virginia 0.5%
Fairfax Cnty. Indl. Dev. Auth. Rev., Healthcare, Inova Hlth. Sys.	5.000%	05/15/40	2,000	$2,347,880
Richmond Met. Auth. Expy. Rev., Rfdg., FGIC, NATL, ETM(a)	5.250	07/15/17	855	889,910

				3,237,790

Washington 2.8%
Port of Seattle Rev., Intermediate Lien, Ser. B, Rfdg., AMT	5.000	09/01/26	1,115	1,299,187
Port of Seattle Rev., Intermediate Lien, Ser. C, Rfdg., AMT	5.000	02/01/24	2,500	2,882,175
Skagit Cnty. Pub. Hosp. Dist. No. 1 Rev.	5.750	12/01/35	625	710,988
Skagit Cnty. Pub. Hosp. Dist. No. 1 Rev., Rfdg. & Impvt., Ser. A	5.000	12/01/37	1,000	1,106,730
Washington St. Healthcare Facs. Auth. Rev., Overlake Hosp. Med. Ctr., Rfdg.	5.000	07/01/38	2,690	3,159,378
Washington St. Healthcare Facs. Auth. Rev., Overlake Hosp. Med. Ctr., Rfdg.	5.500	07/01/30	1,115	1,279,619
Washington St. Healthcare Facs. Auth. Rev., Providence Healthcare, Ser. A, FGIC (Pre-refunded date 10/01/16)(a)	5.000	10/01/36	85	85,322
Washington St. Healthcare Facs. Auth. Rev., Providence Hlth. & Svcs., Ser. A	5.000	10/01/39	3,500	3,876,635
Washington St. Healthcare Facs. Auth. Rev., Seattle Children’s Hospital (Pre-refunded date 10/01/19)(a)	5.625	10/01/38	1,250	1,436,812
Washington St. Healthcare Facs. Auth. Rev., Seattle Children’s Hospital, Ser. A	5.000	10/01/42	2,000	2,330,820
Washington St. Healthcare Facs. Auth. Rev., Swedish Hlth. Svcs., Ser. A (Pre-refunded date 05/15/21)(a)	6.250	11/15/41	1,500	1,867,560

				20,035,226

West Virginia 0.1%
West Virginia Econ. Dev. Auth. Rev., Morgantown Energy Assoc. Rfdg., AMT	2.875	12/15/26	500	503,675

Wisconsin 0.7%
Wisconsin Hlth. & Edl. Facs. Auth. Rev., Ascension Hlth. Credit Grp., Ser. A, Rfdg.	4.000	11/15/46	2,500	2,760,050
Wisconsin St. Gen. Rev., St. Approp., Ser. A	5.750	05/01/33	2,000	2,249,920

				5,009,970

See Notes to Financial Statements.

28

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Wyoming 0.1%
Campbell Cnty. Solid Wst. Facs. Rev., Basin Elec. Pwr. Coop., Ser. A	5.750%		07/15/39	500	$562,245

TOTAL LONG-TERM INVESTMENTS (cost $632,389,749)					698,243,318

SHORT-TERM INVESTMENTS 1.4%

Alaska 0.5%
Valdez Marine Term. Rev., Exxon Pipeline Proj.,Rfdg., FRDD (Mandatory put date 09/08/16)	0.570	(d)	10/01/25	3,600	3,600,000
Valdez Marine Term. Rev., Var. ExxonMobile Proj., Rfdg., FRDD (Mandatory put date 09/08/16)	0.570	(d)	12/01/29	200	200,000

					3,800,000

Mississippi 0.9%
Mississippi Bus. Fin. Comm. Gulf Opp. Zone Indl. Dev. Rev., Var. Chevron U.S.A., Inc., Proj., Ser. D, FRDD (Mandatory put date 09/08/16)	0.580	(d)	12/01/30	2,600	2,600,000
Mississippi Bus. Fin. Comm. Gulf Opp. Zone Indl. Dev. Rev., Var. Chevron U.S.A., Inc., Proj., Series E, FRDD (Mandatory put date 09/08/16)	0.620	(d)	12/01/30	3,500	3,500,000

					6,100,000

TOTAL SHORT-TERM INVESTMENTS (cost $9,900,000)(Note 4)					9,900,000

TOTAL INVESTMENTS 99.9% (cost $642,289,749)(Note 5)					708,143,318
Other assets in excess of liabilities 0.1%					517,682

NET ASSETS 100.0%					$708,661,000

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—American Municipal Bond Assurance Corp.

AMT—Alternative Minimum Tax

BHAC—Berkshire Hathaway Assurance Corp.

CABS—Capital Appreciation Bonds

ETM—Escrowed to Maturity

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	29

Portfolio of Investments (continued)

as of August 31, 2016

FGIC—Financial Guaranty Insurance Co.

FRDD—Floating Rate Daily Demand Note

GO—General Obligation

IDB—Industrial Development Bond

LIBOR—London Interbank Offered Rate

NATL—National Public Finance Guaranty Corp.

OTC—Over-the-counter

PCR—Pollution Control Revenue

PSFG—Permanent School Fund Guarantee

#	Principal amount shown in U.S. dollars unless otherwise stated.
(a)	All or partial escrowed to maturity and pre-refunded issues are secured by escrowed cash, a guaranteed investment contract and/or U.S. guaranteed obligations.
(b)	Represents zero coupon bond. Rate quoted represents effective yield at August 31, 2016.
(c)	Represents issuer in default on interest payments and/or principal repayment; non-income producing security.
(d)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2016.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Municipal Bonds
Alabama	$—	$2,526,865	$—
Alaska	—	3,800,000	—
Arizona	—	24,437,388	—
California	—	103,072,948	—
Colorado	—	18,509,455	—
Connecticut	—	2,551,305	—
District of Columbia	—	27,074,682	—
Florida	—	74,167,266	—
Georgia	—	16,530,742	—
Guam	—	851,753	—
Hawaii	—	5,888,760	—
Idaho	—	1,123,710	—
Illinois	—	71,197,531	—
Indiana	—	3,739,060	—
Kansas	—	3,732,382	—

See Notes to Financial Statements.

30

	Level 1	Level 2	Level 3
Municipal Bonds (continued)
Kentucky	$—	$5,187,311	$—
Louisiana	—	11,524,925	—
Maryland	—	2,729,500	—
Massachusetts	—	23,945,720	—
Michigan	—	7,610,265	—
Mississippi	—	6,100,000	—
Missouri	—	4,139,450	—
Nebraska	—	2,149,780	—
Nevada	—	3,352,230	—
New Jersey	—	35,926,667	—
New York	—	48,534,493	—
North Carolina	—	6,865,286	—
North Dakota	—	1,098,670	—
Ohio	—	26,168,731	—
Oklahoma	—	3,943,549	—
Oregon	—	6,296,770	—
Pennsylvania	—	33,563,333	—
Puerto Rico	—	8,124,345	—
Rhode Island	—	2,780,684	—
South Carolina	—	11,091,140	—
South Dakota	—	2,971,310	—
Tennessee	—	6,941,883	—
Texas	—	51,343,892	—
Utah	—	5,183,000	—
Vermont	—	2,017,631	—
Virginia	—	3,237,790	—
Washington	—	20,035,226	—
West Virginia	—	503,675	—
Wisconsin	—	5,009,970	—
Wyoming	—	562,245	—

Total	$—	$708,143,318	$—

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2016 were as follows (unaudited):

Healthcare	20.6%
Transportation	20.5
Pre-Refunded	11.3
General Obligation	10.7
Special Tax/Assessment District	6.3
Power	6.0
Water & Sewer	5.0
Education	5.0
Lease Backed Certificate of Participation	4.1
Corporate Backed IDB & PCR	3.5
Tobacco	3.1%
Pre-pay Gas	2.7
Solid Waste/Resource Recovery	0.4
Insurance	0.4
Tobacco Appropriated	0.3

99.9
Other assets in excess of liabilities	0.1

100.0%

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	31

Portfolio of Investments (continued)

as of August 31, 2016

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk.

The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Fund did not hold any derivative instruments as of August 31, 2016, accordingly, no derivative positions are presented in the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(113,840)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(40,933)

For the year ended August 31, 2016, the Fund’s average value at trade date for futures contracts—short positions was $1,709,062.

See Notes to Financial Statements.

32

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  MUTUAL FUNDS

Statement of Assets and Liabilities,
Statement of Operations and
Statement of Changes in Net Assets

ANNUAL REPORT	AUGUST 31, 2016

Prudential National Muni Fund, Inc.

Statement of Assets & Liabilities

as of August 31, 2016

Assets
Unaffiliated investments (cost $642,289,749)	$708,143,318
Cash	146,953
Interest receivable	8,184,808
Receivable for Fund shares sold	143,741
Prepaid expenses	8,691

Total assets	716,627,511

Liabilities
Payable for investments purchased	5,820,570
Payable for Fund shares reacquired	1,177,124
Dividends payable	323,332
Management fee payable	284,984
Distribution fee payable	168,775
Accrued expenses and other liabilities	150,252
Affiliated transfer agent fee payable	30,331
Deferred directors’ fees	10,812
Loan interest payable	331

Total liabilities	7,966,511

Net Assets	$708,661,000

Net assets were comprised of:
Common stock, at par	$456,573
Paid-in capital in excess of par	650,517,233

650,973,806
Undistributed net investment income	1,224,273
Accumulated net realized loss on investment transactions	(9,390,648)
Net unrealized appreciation on investments	65,853,569

Net assets, August 31, 2016	$708,661,000

See Notes to Financial Statements.

34

Class A
Net asset value and redemption price per share ($612,451,809 ÷ 39,465,707 shares of common stock issued and outstanding)	$15.52
Maximum sales charge (4.00% of offering price)	0.65

Maximum offering price to public	$16.17

Class B
Net asset value, offering price and redemption price per share
($24,748,784 ÷ 1,590,188 shares of common stock issued and outstanding)	$15.56

Class C
Net asset value, offering price and redemption price per share
($34,471,073 ÷ 2,215,891 shares of common stock issued and outstanding)	$15.56

Class Z
Net asset value, offering price and redemption price per share
($36,989,334 ÷ 2,385,516 shares of common stock issued and outstanding)	$15.51

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	35

Statement of Operations

Year Ended August 31, 2016

Net Investment Income (Loss)
Income
Interest income	$30,165,117

Expenses
Management fee	3,282,410
Distribution fee—Class A	1,500,948
Distribution fee—Class B	130,520
Distribution fee—Class C	298,897
Transfer agent’s fees and expenses (including affiliated expense of $167,600)	430,000
Custodian and accounting fees (net of $18,000 fee waived)	101,000
Registration fees	75,000
Audit fee	51,000
Shareholders’ reports	47,000
Legal fees and expenses	27,000
Directors’ fees	21,000
Insurance expenses	8,000
Loan interest expense	378
Miscellaneous	13,941

Total expenses	5,987,094
Less: Custodian fee credit	(10,656)

Net expenses	5,976,438

Net investment income (loss)	24,188,679

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	2,698,033
Futures transactions	(113,840)

2,584,193

Net change in unrealized appreciation (depreciation) on:
Investments	20,214,814
Futures	(40,933)

20,173,881

Net gain (loss) on investment transactions	22,758,074

Net Increase (Decrease) In Net Assets Resulting From Operations	$46,946,753

See Notes to Financial Statements.

36

Statement of Changes in Net Assets

	Year Ended August 31,
	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$24,188,679	$25,601,450
Net realized gain (loss) on investment transactions	2,584,193	(973,496)
Net change in unrealized appreciation (depreciation) on investments	20,173,881	(11,236,474)

Net increase (decrease) in net assets resulting from operations	46,946,753	13,391,480

Dividends from net investment income (Note 1)
Class A	(20,994,432)	(22,380,247)
Class B	(848,626)	(1,005,947)
Class C	(825,312)	(723,187)
Class Z	(1,174,512)	(911,196)

	(23,842,882)	(25,020,577)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	54,769,883	33,465,230
Net asset value of shares issued in reinvestment of dividends and distributions	19,974,838	20,704,072
Cost of shares reacquired	(65,888,597)	(79,775,570)

Net increase (decrease) in net assets from Fund share transactions	8,856,124	(25,606,268)

Total increase (decrease)	31,959,995	(37,235,365)

Net Assets:
Beginning of year	676,701,005	713,936,370

End of year(a)	$708,661,000	$676,701,005

(a) Includes undistributed net investment income of:	$1,224,273	$1,153,085

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	37

Notes to Financial Statements

Prudential National Muni Fund, Inc. (the “Fund”) is a diversified, open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The investment objective of the Fund is to seek a high level of current income exempt from federal income taxes.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit

38

ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be

Prudential National Muni Fund, Inc.	39

Notes to Financial Statements (continued)

considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund may invest in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment transactions are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management, that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

40

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits, if any, are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Fund expects to pay dividends from net investment income monthly and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Funds through its Prudential Fixed Income (“PFI”) unit. The subadvisory agreement provides that PFI will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PFI is obligated to keep certain books and records of the Fund. PI pays for the services of PFI, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. Prior to January 4, 2016, PGIM, Inc. was known as Prudential Investment Management, Inc. (“PIM”).

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .50% of the average daily net assets of the Fund up to and including $250 million, .475% of the next $250 million, .45% of the next $500 million, .425% of the next $250 million, .40% of the next $250 million and ..375% of the Fund’s average daily net assets in excess of $1.5 billion. The effective management fee rate was .48% of the Fund’s average daily net assets for the year ended August 31 , 2016.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s

Prudential National Muni Fund, Inc.	41

Notes to Financial Statements (continued)

Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .25%, .50% and 1%, of the average daily net assets of the Class A, B and C shares, respectively.

PIMS has advised the Fund that it received $443,092 in front-end sales charges resulting from sales of Class A shares, during the year ended August 31, 2016. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended August 31, 2016 it received $192, $19,962 and $1,612 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C shareholders, respectively.

PI, PGIM, Inc. and PIMS are indirect, wholly owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

Note 4. Portfolio Securities

The cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, for the year ended August 31 , 2016, were $123,947,562 and $114,770,334, respectively.

42

Although floating rate daily demand notes are shown as short-term investments in the Portfolio of Investments due to frequent reset of coupon rates, they have long-term maturities and are included in these purchase and sale amounts.

Note 5. Distribution and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investment transactions and paid-in capital in excess of par. For the year ended August 31, 2016, the adjustments were to decrease undistributed net investment income by $274,609, decrease accumulated net realized loss on investment transactions by $499,450 and decrease paid-in capital in excess of par by $224,841 due to the difference in the treatment of accreting market discount between financial and tax reporting and the expiration of capital loss carryforward. Net investment income, net realized gain (loss) on investments and net assets were not affected by this change.

For the year ended August 31, 2016, the tax character of dividends paid by the Fund were $250,429 of ordinary income and $23,592,453 of tax-exempt income. For the year ended August 31, 2015, the tax character of dividends paid by the Fund were $16,085 of ordinary income and $25,004,492 of tax-exempt income.

As of August 31, 2016, the accumulated undistributed earnings on a tax basis were $1,912,572 of tax-exempt income (includes timing difference of $323,332 for dividends payable) and $247,322 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of August 31, 2016 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$640,424,528	$74,222,237	$(6,503,447)	$67,718,790

The differences between book basis and tax basis was primarily attributable to differences in the treatment of accreting market discount for book and tax purposes and other book to tax differences.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Fund is permitted to carryforward capital losses realized on or after September 1, 2011 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to

Prudential National Muni Fund, Inc.	43

Notes to Financial Statements (continued)

be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before August 31, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. The Fund utilized approximately $2,268,000 of its post-enactment losses to offset net taxable gains realized in the fiscal year ended August 31, 2016. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of August 31, 2016, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$7,336,000

Pre-Enactment Losses:
Expiring 2017	$35,000
Expiring 2018	3,328,000
Expiring 2019	1,158,000

$4,521,000

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 4%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are subject to a CDSC of 1% on shares redeemed within the first 12 months after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

44

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 1 billion shares of common stock, $.01 par value per share, authorized and divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 250 million authorized shares.

As of August 31, 2016, 2 shareholders of record held 33% of the Fund’s outstanding shares on behalf of multiple beneficial owners.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended August 31, 2016:
Shares sold	2,333,849	$35,866,815
Shares issued in reinvestment of dividends and distributions	1,151,699	17,611,483
Shares reacquired	(3,582,973)	(54,751,437)

Net increase (decrease) in shares outstanding before conversion	(97,425)	(1,273,139)
Shares issued upon conversion from other share class(es)	178,391	2,717,575
Shares reacquired upon conversion into other share class(es)	(269,213)	(4,142,686)

Net increase (decrease) in shares outstanding	(188,247)	$(2,698,250)

Year ended August 31, 2015:
Shares sold	1,357,312	$20,670,870
Shares issued in reinvestment of dividends and distributions	1,216,802	18,504,148
Shares reacquired	(4,256,496)	(64,586,118)

Net increase (decrease) in shares outstanding before conversion	(1,682,382)	(25,411,100)
Shares issued upon conversion from other share class(es)	117,252	1,778,456
Shares reacquired upon conversion into other share class(es)	(532,863)	(8,020,713)

Net increase (decrease) in shares outstanding	(2,097,993)	$(31,653,357)

Class B
Year ended August 31, 2016:
Shares sold	23,705	$362,046
Shares issued in reinvestment of dividends and distributions	44,785	686,571
Shares reacquired	(148,793)	(2,280,316)

Net increase (decrease) in shares outstanding before conversion	(80,303)	(1,231,699)
Shares reacquired upon conversion into other share class(es)	(168,389)	(2,572,467)

Net increase (decrease) in shares outstanding	(248,692)	$(3,804,166)

Year ended August 31, 2015:
Shares sold	28,087	$430,684
Shares issued in reinvestment of dividends and distributions	52,533	801,369
Shares reacquired	(247,858)	(3,782,947)

Net increase (decrease) in shares outstanding before conversion	(167,238)	(2,550,894)
Shares reacquired upon conversion into other share class(es)	(116,869)	(1,778,456)

Net increase (decrease) in shares outstanding	(284,107)	$(4,329,350)

Prudential National Muni Fund, Inc.	45

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended August 31, 2016:
Shares sold	699,734	$10,724,904
Shares issued in reinvestment of dividends and distributions	46,694	716,532
Shares reacquired	(217,666)	(3,327,718)

Net increase (decrease) in shares outstanding before conversion	528,762	8,113,718
Shares reacquired upon conversion into other share class(es)	(14,155)	(216,689)

Net increase (decrease) in shares outstanding	514,607	$7,897,029

Year ended August 31, 2015:
Shares sold	323,398	$4,934,206
Shares issued in reinvestment of dividends and distributions	41,084	626,266
Shares reacquired	(279,613)	(4,263,139)

Net increase (decrease) in shares outstanding before conversion	84,869	1,297,333
Shares reacquired upon conversion into other share class(es)	(11,545)	(176,340)

Net increase (decrease) in shares outstanding	73,324	$1,120,993

Class Z
Year ended August 31, 2016:
Shares sold	509,887	$7,816,118
Shares issued in reinvestment of dividends and distributions	62,782	960,252
Shares reacquired	(361,912)	(5,529,126)

Net increase (decrease) in shares outstanding before conversion	210,757	3,247,244
Shares issued upon conversion from other share class(es)	283,783	4,359,375
Shares reacquired upon conversion into other share class(es)	(9,473)	(145,108)

Net increase (decrease) in shares outstanding	485,067	$7,461,511

Year ended August 31, 2015:
Shares sold	486,804	$7,429,470
Shares issued in reinvestment of dividends and distributions	50,842	772,289
Shares reacquired	(472,385)	(7,143,366)

Net increase (decrease) in shares outstanding before conversion	65,261	1,058,393
Shares issued upon conversion from other shares class(es)	545,285	8,197,053

Net increase (decrease) in shares outstanding	610,546	$9,255,446

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of .11% of the unused portion of the SCA. Prior to October 8, 2015, the Fund had another SCA that provided a commitment of $900 million and the Fund paid an annualized commitment fee of .075% of

46

the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The Fund’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

Subsequent to the fiscal year end, the SCA has been renewed effective October 6, 2016 and will continue to provide a commitment of $900 million through October 5, 2017. Effective October 6, 2016, the Funds pay an annualized commitment fee of .15% of the unused portion of the SCA.

The Fund utilized the SCA during the year ended August 31, 2016. The average daily balance for the 20 days that the Fund had loans outstanding during the period was $385,700, borrowed at a weighted average interest rate of 1.76%. The maximum loan balance outstanding during the period was $1,140,000. At August 31, 2016, the Fund did not have an outstanding loan balance.

Note 8. New Accounting Pronouncement

In January 2016, the FASB issued Accounting Standards Update (“ASU”) No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

Prudential National Muni Fund, Inc.	47

Financial Highlights

Class A Shares
	Year Ended August 31,
	2016(d)	2015	2014	2013	2012
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$15.00	$15.25	$14.21	$15.60	$14.67
Income (loss) from investment operations:
Net investment income (loss)	.54	.56	.58	.57	.58
Net realized and unrealized gain (loss) on investment transactions	.51	(.27)	1.03	(1.40)	.93
Total from investment operations	1.05	.29	1.61	(.83)	1.51
Less Dividends:
Dividends from net investment income	(.53)	(.54)	(.57)	(.56)	(.58)
Net asset value, end of year	$15.52	$15.00	$15.25	$14.21	$15.60
Total Return(a):	7.14%	1.93%	11.47%	(5.53)%	10.51%

Ratios/Supplemental Data:
Net assets, end of year (000)	$612,452	$594,949	$636,897	$633,370	$743,356
Average net assets (000)	$600,384	$624,919	$632,625	$724,250	$728,734
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement(c)	.84%	.84%	.84%	.82%	.84%
Expenses before waivers and/or expense reimbursement(c)	.84%	.87%	.89%	.87%	.89%
Net investment income (loss)	3.55%	3.66%	3.89%	3.67%	3.85%
Portfolio turnover rate(b)	17%	15%	9%	16%	30%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	The portfolio turnover rate including variable rate demand notes was 20%, 15%, 12%, 25% and 47% for the years ended August 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(c)	The distributor of the Fund had contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets through March 8, 2015. Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from .30% to .25% of the average daily net assets.
(d)	Calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

48

Class B Shares
	Year Ended August 31,
	2016(c)	2015	2014	2013	2012
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$15.05	$15.30	$14.26	$15.64	$14.71
Income (loss) from investment operations:
Net investment income (loss)	.51	.53	.54	.53	.54
Net realized and unrealized gain (loss) on investment transactions	.50	(.27)	1.03	(1.38)	.93
Total from investment operations	1.01	.26	1.57	(.85)	1.47
Less Dividends:
Dividends from net investment income	(.50)	(.51)	(.53)	(.53)	(.54)
Net asset value, end of year	$15.56	$15.05	$15.30	$14.26	$15.64
Total Return(a):	6.79%	1.68%	11.17%	(5.67)%	10.22%

Ratios/Supplemental Data:
Net assets, end of year (000)	$24,749	$27,670	$32,479	$32,891	$35,275
Average net assets (000)	$26,104	$30,215	$32,599	$36,454	$30,761
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	1.09%	1.09%	1.09%	1.07%	1.09%
Expenses before waivers and/or expense reimbursement	1.09%	1.09%	1.09%	1.07%	1.09%
Net investment income (loss)	3.30%	3.41%	3.64%	3.43%	3.59%
Portfolio turnover rate(b)	17%	15%	9%	16%	30%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	The portfolio turnover rate including variable rate demand notes was 20%, 15%, 12%, 25% and 47% for the years ended August 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(c)	Calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	49

Financial Highlights (continued)

Class C Shares
	Year Ended August 31,
	2016(c)	2015	2014	2013	2012
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$15.04	$15.30	$14.25	$15.64	$14.71
Income (loss) from investment operations:
Net investment income (loss)	.43	.44	.47	.45	.47
Net realized and unrealized gain (loss) on investment transactions	.51	(.27)	1.04	(1.39)	.93
Total from investment operations	.94	.17	1.51	(.94)	1.40
Less Dividends:
Dividends from net investment income	(.42)	(.43)	(.46)	(.45)	(.47)
Net asset value, end of year	$15.56	$15.04	$15.30	$14.25	$15.64
Total Return(a):	6.36%	1.12%	10.69%	(6.21)%	9.67%

Ratios/Supplemental Data:
Net assets, end of year (000)	$34,471	$25,593	$24,900	$26,279	$32,917
Average net assets (000)	$29,890	$25,478	$24,794	$33,348	$27,680
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	1.59%	1.59%	1.59%	1.57%	1.59%
Expenses before waivers and/or expense reimbursement	1.59%	1.59%	1.59%	1.57%	1.59%
Net investment income (loss)	2.79%	2.92%	3.14%	2.90%	3.09%
Portfolio turnover rate(b)	17%	15%	9%	16%	30%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	The portfolio turnover rate including variable rate demand notes was 20%, 15%, 12%, 25% and 47% for the years ended August 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(c)	Calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

50

Class Z Shares
	Year Ended August 31,
	2016(c)	2015	2014	2013	2012
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$14.99	$15.24	$14.20	$15.58	$14.66
Income (loss) from investment operations:
Net investment income (loss)	.58	.59	.61	.60	.62
Net realized and unrealized gain (loss) on investment transactions	.51	(.26)	1.03	(1.38)	.92
Total from investment operations	1.09	.33	1.64	(.78)	1.54
Less Dividends:
Dividends from net investment income	(.57)	(.58)	(.60)	(.60)	(.62)
Net asset value, end of year	$15.51	$14.99	$15.24	$14.20	$15.58
Total Return(a):	7.41%	2.18%	11.75%	(5.24)%	10.73%

Ratios/Supplemental Data:
Net assets, end of year (000)	$36,989	$28,490	$19,660	$19,286	$23,399
Average net assets (000)	$31,385	$23,736	$18,061	$26,027	$20,614
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	.59%	.59%	.59%	.57%	.59%
Expenses before waivers and/or expense reimbursement	.59%	.59%	.59%	.57%	.59%
Net investment income (loss)	3.79%	3.92%	4.14%	3.90%	4.09%
Portfolio turnover rate(b)	17%	15%	9%	16%	30%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	The portfolio turnover rate including variable rate demand notes was 20%, 15%, 12%, 25% and 47% for the years ended August 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(c)	Calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	51

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential National Muni Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential National Muni Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 17, 2016

52

Tax Information (unaudited)

During the fiscal year ended August 31, 2016, the Fund reports the maximum amount allowable per share but not less than the following amounts as exempt-interest dividends in accordance with Section 852(b)(5) of the Internal Revenue Code.

	Per Share
	Class A	Class B	Class C	Class Z

Tax-Exempt Dividends	$.534	$.497	$.424	$.572

In January 2017, you will be advised on IRS Form 1099-DIV and/or 1099-INT, if applicable, or substitute forms as to the federal tax status of the dividends received in calendar year 2016.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

Prudential National Muni Fund, Inc.	53

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (58) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (64) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (64) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential National Muni Fund, Inc.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (60) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (71) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (73) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (73) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (54) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (57) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Richard A. Redeker, 1995; Stephen G. Stoneburn, 2003; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential National Muni Fund, Inc.

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (61) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (41) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (58) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (58) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (42) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Theresa C. Thompson (54) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (48) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (52) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (58) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (49) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (55) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (48) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential National Muni Fund, Inc.

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential National Muni Fund, Inc. (the “Fund”) consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”), on behalf of its Prudential Fixed Income (“PFI”) unit. In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-9, 2016 and approved the renewal of the agreements through July 31, 2017, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-9, 2016.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and

Prudential National Muni Fund, Inc.

Approval of Advisory Agreements (continued)

between PI and PGIM, which, through its PFI unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and PFI. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PFI, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PFI, and also considered the qualifications, backgrounds and responsibilities of PFI’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PFI’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PFI. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and PGIM. The Board noted that PFI is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PFI, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PFI under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Prudential National Muni Fund, Inc.

Approval of Advisory Agreements (continued)

Other Benefits to PI and PFI

The Board considered potential ancillary benefits that might be received by PI and PFI and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PFI included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and PFI were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five-, and ten-year periods ended December 31, 2015.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended August 31, 2015. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper General & Insured Municipal Debt Funds Performance Universe) and the Peer Group were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the

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Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	3rd Quartile	3rd Quartile	3rd Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•	The Board noted information provided by PI indicating that the Fund’s net total expenses were within two basis points of the median for all funds included in the Peer Group.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to monitor performance and to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential National Muni Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C.Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential National Muni Fund, Inc., Prudential Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL NATIONAL MUNI FUND, INC.

SHARE CLASS	A	B	C	Z
NASDAQ	PRNMX	PBHMX	PNMCX	DNMZX
CUSIP	74441U105	74441U204	74441U303	74441U402

MF104E    0297817-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. During the period covered by this report, there have been no amendments to any provision of the code of ethics nor have any waivers been granted from any provision of the code of ethics.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended August 31, 2016 and August 31, 2015, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $50,804 and $33,475, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended August 31, 2016 and August 31, 2015: none.

(c) Tax Fees

For the fiscal years ended August 31, 2016 and August 31, 2015: none.

(d) All Other Fees

For the fiscal years ended August 31, 2016 and August 31, 2015: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000, any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000, any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended August 31, 2016 and August 31, 2015: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended August 31, 2016 and August 31, 2015 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential National Muni Fund, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	October 20, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	October 20, 2016

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	October 20, 2016